UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     September 7, 2007 (September 6, 2007)

                          U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     1-11151                  76-0364866
-------------------------------       -------              -------------------
(State or other jurisdiction of   (Commission File          (I.R.S. Employer
 incorporation or organization)        Number)             Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas     77042
---------------------------------------------------------------    -----
    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry into a Material Definitive Agreement.

     On September 6, 2007, U.S. Physical Therapy, Ltd. ("USPT Ltd."), a wholly-owned subsidiary of U.S. Physical Therapy, Inc. (the "Company"), entered into a Reorganization and Securities Purchase Agreement (the "Purchase Agreement") with STAR Physical Therapy, LP ("STAR LP"), the limited partners of STAR LP, and Regg E. Swanson, as Seller Representative and in his individual capacity, pursuant to which the Company, through USPT Ltd., acquired a majority interest in STAR LP. Prior to, and in connection with, the transactions contemplated by the Purchase Agreement, STAR Physical Therapy, LLC ("STAR LLC") completed a reorganization pursuant to which its members became limited partners, and STAR PT Management GP, LLC, the sole member of which is a wholly-owned subsidiary of the Company, became the general partner, of STAR LP. Star LP owns and operates 52 outpatient physical and occupational therapy clinics and manages seven other facilities for third parties. As a result of the transactions contemplated by the Purchase Agreement, USPT Ltd. will own 69% of the limited partnership interests and the 1% general partnership interest in STAR LP (the "Acquired Interests").

     USPT Ltd. paid an aggregate of $23,100,000 for the Acquired Interests, including (i) $19,100,000 in cash, (ii) a promissory note in the amount of $1,000,000, and (iii) 227,618 restricted shares of the Company's common stock, representing an aggregate of $3,000,000 based on a price of $13.18 per share determined pursuant to the terms of the Purchase Agreement. The shares of the Company's common stock were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). Approximately, $9.1 million of the cash consideration was funded from the Company's cash reserve and $10.0 million under the Company's credit agreement.

Item 2.01     Completion of Acquisition or Disposition of Assets.

     The disclosure under Item 1.01 of this Form 8-K relating to the closing of the transactions contemplated by the Purchase Agreement is incorporated by reference into this Item 2.01.

Item 3.02     Unregistered Sales of Equity Securities

     The disclosure under Item 1.01 of this Form 8-K relating to the issuance of shares of the Company's common stock in connection with the closing of the transactions contemplated by the Purchase Agreement is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     In connection with the transactions contemplated by the Purchase Agreement, the Company expanded its board of directors (the "Board") from 10 to 11 directors and appointed Regg E. Swanson as a director of the Company to fill such vacancy. Mr. Swanson's term expires at the Company's 2008 Annual Meeting of Stockholders.

     Mr. Swanson is founder of STAR LLC and, since 1997, its president and managing member. He has been involved with sports medicine and physical therapy for over 25 years. In 1988, Mr. Swanson was one of the U. S. Athletic trainers invited to travel with the Olympic team to Seoul Korea. He was honored in 1991 as Tennessee Clinical Athletic Trainer of the Year.

     The Board did not appoint Mr. Swanson to any of its committees. He was not elected pursuant to any arrangement or understanding between himself and any other person. Other than the transactions contemplated by the Purchase Agreement, Mr. Swanson has not had a direct or indirect material interest in any transaction to which the Company is a party.

Item 7.01     Regulation FD Disclosure.

     On September 7, 2007, the Company issued a press release announcing the execution of the Purchase Agreement referred. A copy of this press release is attached hereto as Exhibit 99.1.

     The information furnished in this Item 7.01 and the related exhibit furnished in Item 9.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such information.

Item 9.01     Financial Statements and Exhibits.

       (a)    Financial Statements of Business Acquired.

       The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

       (b)    Pro Forma Financial Information.

       The financial statements required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

       (d)    Exhibits.

              Exhibit No.       Description
              -----------       -----------
              10.1*             Reorganization and Securities Purchase Agreement
                                dated as  of September 6, 2007 between U.S.
                                Physical Therapy, Ltd., STAR Physical Therapy,
                                LP ("STAR LP"), the limited partners of STAR LP, and Regg Swanson as Seller Representative and in his individual capacity

              99.1*             Press Release dated September 7, 2007

              * Filed herewith




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U.S. PHYSICAL THERAPY, INC.


Dated: September 7, 2007              By:  /s/ LAWRANCE W. MCAFEE
                                         ------------------------
                                           Lawrance W. McAfee
                                         Chief Financial Officer
                             (duly authorized officer and principal financial
                                          and accounting officer)

                                  Exhibit Index

              Exhibit No.       Description
              -----------       -----------
              10.1*             Reorganization and Securities Purchase Agreement
                                dated as  of September 6, 2007 between U.S.
                                Physical Therapy, Ltd., STAR Physical Therapy,
                                LP ("STAR LP"), the limited partners of STAR LP, and Regg Swanson as Seller Representative and in his individual capacity

              99.1*             Press Release dated September 7, 2007

              * Filed herewith